UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 16, 2007
                              (NOVEMBER 14, 2007)

                           POINT BLANK SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                  11-3129361
------------------------  ------------------------  ----------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                           33069
------------------------------------------                         ----------
 (Address of principal executive office)                           (Zip Code)

                                 (954) 630-0900
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02.        REGULATION FD DISCLOSURE.

         On November 14, 2007, Point Blank Solutions, Inc. (the "Company") held a conference call to discuss the Company and its results for the third quarter of 2007 and year to date, as well as legacy issues. A transcript of the conference call, including the question and answer session, is furnished herewith as Exhibit 99.1.

ITEM 7.01.        REGULATION FD DISCLOSURE.

         The information contained in Item 2.02 of this Form 8-K is incorporated herein by reference.

         The information in this Form 8-K and the Exhibit attached hereto shall neither be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS. (d) Exhibits.

         99.1     November 14, 2007 conference call transcript.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                POINT BLANK SOLUTIONS, INC.



                                By: /s/ JOHN SIEMER
                                   -----------------------------------------
                                    Name: John Siemer
                                    Title: Chief Operating Officer and Chief
                                           of Staff
Dated:  November 16, 2007



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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

99.1                99.1     November 14, 2007 conference call transcript.